United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2008

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Company has announced the acquisition of a 60% interest in a limited partnership that has acquired the Ferry Plaza shopping center in Newark, New Jersey.  An affiliate of the Company is the sole general partner of the limited partnership.  The shopping center, valued at $26.0 million, is subject to an existing first mortgage of $11.9 million and the Company has guaranteed certain obligations of its affiliate to the mortgagee and to the limited partners.

Item 9.01               Financial Statements and Exhibits

The following is filed herewith:

Exhibit 99.1     Press Release dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2008	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ James R. Moore
James R. Moore
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated April 23, 2008